Exhibit 99.1
News
For Immediate Release

Media Contact:	Investor Contact:
Beth Halloran	Catherine Graham
Sr. Dir., Corporate Communications	EVP & Chief Financial Officer
703.653.2248	703.653.3155
bhalloran@orcc.com	cgraham@orcc.com
ONLINE RESOURCES POSTS FOURTH QUARTER AND FULL YEAR 2010 RESULTS
Board Concludes Evaluation of Strategic Alternatives
CHANTILLY, Va., March 15, 2011 — Online Resources Corporation (Nasdaq: ORCC), a leading provider of online financial services, today reported financial and operating results for the three months and full year ended December 31, 2010. For the fourth quarter:
•	Revenue was $37.8 million, compared to $38.2 million in the fourth quarter of 2009.
•	Ebitda, a non-GAAP measure, was $6.3 million, compared to $9.3 million in the same quarter of 2009.
•	Adjusted Ebitda, a non-GAAP measure that adjusts Ebitda for equity compensation expense and other expense, was $7.0 million, compared to $10.2 million in the prior year period.
•	Net loss available to common stockholders was $2.0 million, or $0.06 per share, compared to $1.1 million or $0.04 per share in the fourth quarter of 2009.
•	Core net income, a non-GAAP measure, was $1.0 million, or $0.03 per diluted share, compared to $1.8 million, or $0.06 per diluted share, in the same quarter of 2009.
For the full year 2010, Online Resources reported revenue of $149.5 million, compared to $151.9 million in 2009; Ebitda of $28.0 million, compared to $33.6 million in 2009; adjusted Ebitda of $30.9 million, compared to $37.7 million in 2009; net loss available to common stockholders of $0.14 per share, compared to $0.14 per share in 2009; and core net income of $0.19 per diluted share, compared to $0.29 per diluted share in 2009.
Long-Term Strategy
The Company’s Board of Directors announced that, after careful consideration, it has terminated its evaluation of potential business combinations and is not actively pursuing alternatives to the Company’s long-term strategic growth plan.
“The Board of Directors determined that the completion of a transaction on acceptable terms was unlikely at this time and that the best course of action to achieve the highest shareholder value is to continue to aggressively pursue our long-term strategic growth plan,” said Joseph L. Cowan, president and chief executive officer of Online Resources. “We have identified clear objectives to re-focus and maximize our technology, products and organizational structure to drive revenue and earnings growth. We are bullish about the opportunities that lie ahead for Online Resources.”
(more)

Details of the Company’s long-term strategic growth plan will be provided during a conference call and web cast to be hosted by management at 4:30 p.m. ET today.
Outlook for First Quarter 2011
Online Resources provided the following guidance for the first quarter of 2011. These statements are forward-looking, and actual results may differ materially.
•	Revenue for the first quarter is expected to be between $38.2 and $38.7 million.
•	Ebitda[1,2] for the quarter is expected to be between $4.4 and $4.7 million
•	Adjusted Ebitda[1,2] for the quarter is expected to be between $5.0 and $5.3 million.
•	Core net loss[1,3,4,5] is expected to be between $(0.02) and $(0.01) per share.
The above guidance does not include costs associated with the potential business combination evaluation process or any restructuring costs that may be incurred during the quarter.
(1)	The Company uses non-GAAP (Generally Accepted Accounting Principles) financial measures, including Ebitda, adjusted Ebitda and core net income, to evaluate performance and establish goals. It believes that these measures are valuable to investors in assessing the Company’s operating results when viewed in conjunction with GAAP results.
(2)	Ebitda is defined as net income before interest, taxes, depreciation and amortization expense. Adjusted Ebitda is defined as net income before interest, taxes, depreciation and amortization, and equity compensation expense and other expense.
(3)	Core net loss is defined as net income available to common stockholders before, on a pre-tax basis unless otherwise noted, the amortization of acquisition-related intangible assets, equity compensation expense, income tax benefit or expense from the change in valuation allowance, income (costs) related to the fair market valuation of certain derivatives and mark-to-market investments, preferred stock accretion related to the redemption premium and all other non-recurring charges. Some or all of these items may not be applicable in any given reporting period.
(4)	Excludes estimates for amortization of acquisition-related intangible assets of $1.3 million, equity compensation expense of $0.6 million and preferred stock accretion related to the redemption premium of $0.4 million.
(5)	Core net loss per share calculated using estimated shares outstanding of 31.5 million.
Conference Call and Web Cast: Results and Strategic Overview
Management will host a conference call to discuss fourth quarter and full year results and an overview of the Company’s long-term growth strategy at 4:30 p.m. ET today. Management will refer to a presentation during the strategic portion of the call that is labeled “Strategic Growth Plan,” which is available in the Press Room and the Investors sections of our web site at orcc.com. Alternatively, investors may click on the web cast link in the Investors section of the web site to both listen to the call and view the slides.
The conference call dial-in number is (877) 303-6496 for domestic participants and (707) 287-9318 for international participants. Alternatively, a live web cast of the call will be available through the “Investors” section of Online Resources’ web site at www.orcc.com. The call and web cast will be recorded and available for playback from 8:00 p.m. ET on March 15th until midnight on Tuesday, March 22nd. For the conference call playback, dial (800) 642-1687 for domestic participants and (706) 645-9291 for international participants and enter code 51158192. For web cast replay, go to the “Investors” section of www.orcc.com.
About Online Resources
Online Resources (Nasdaq: ORCC) powers financial interactions between millions of consumers and the Company’s financial institution and biller clients. Backed by its proprietary real-time payments gateway that links banks directly with billers, the Company provides web and phone-based financial services, electronic payments and marketing services to drive consumer adoption. Founded in 1989, Online Resources is the largest financial technology provider dedicated to the online channel. For more information, visit www.orcc.com.
This press release provided by Online Resources Corporation (as well as other written and oral statements made by the company from time to time) contains forward-looking statements which are based on our management’s current expectations and beliefs, and on a number of assumptions concerning future events made with information that is currently available. The words “will,” “would,” “may,” “should,” “estimate,” “project,” “forecast,” “intend,” “expect,” “believe,” “target,” “designed,” “plan,” and similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements, which are not a guarantee of any results or performance and are subject to a number of known and unknown risks, uncertainties and other factors (including those which are outside of Online Resources’ control) which could cause actual performance or results to differ materially and adversely from any results or performance expressed or implied by such forward-looking statements. Certain factors that might cause such a difference include, but are not limited to: our history of losses and anticipation of future losses; potential fluctuations in our operating results; our dependence on the marketing efforts of third parties; the potential loss of one or more material clients; our potential need for additional capital; our potential inability to prevent systems failures and security breaches; our potential inability to expand our services and related products in the event of a substantial increase in demand for such services and products; competition in our markets; our ability to attract and retain skilled personnel; our reliance on patents and other intellectual property; potential change in the rate of user adoption of the products and services we offer; our exposure to consolidation in the financial services industry; and government regulation affecting our business and client base. For a more detailed description of the factors that could cause such a difference, please refer to Online Resources’ filings with the Securities and Exchange Commission, including the information under the heading “Risk Factors” in our Annual Report on Form 10-K filed with the SEC on March 15, 2011. Online Resources assumes no obligation to update or supplement any forward-looking statements.
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Online Resources Corporation
Quarterly Operating Data1
(Unaudited)

	1Q09	2Q09	3Q09	4Q09	1Q10	2Q10	3Q10	4Q10
BANKING SERVICES
Payment Services
Revenue	$17.5	$17.2	$17.1	$16.7	$16.4	$15.7	$15.3	$14.7
Bill Payment Transactions	39.0	37.3	38.5	37.8	35.9	36.6	37.9	37.7

Other Revenue	$5.4	$5.9	$5.7	$7.7	$7.0	$6.5	$7.0	$7.7

eCOMMERCE SERVICES
Payment Services — User Paid
Revenue	$6.5	$5.8	$4.7	$4.1	$4.8	$4.1	$3.9	$3.9
Bill Payment Transactions	1.7	1.6	1.4	1.2	1.4	1.3	1.4	1.4

Payment Services — Biller Paid
Revenue	$7.1	$7.0	$7.2	$7.3	$8.6	$8.4	$8.5	$8.8
Bill Payment Transactions	12.7	13.5	13.7	14.2	15.4	15.9	16.6	17.9

Other Revenue	$2.7	$1.9	$1.9	$2.4	$1.9	$1.7	$2.0	$2.6

OTHER KEY METRICS
Internet Banking Adoption Rate	38.3%	40.8%	43.2%	46.0%	45.2%	47.9%	49.4%	49.4%
Banking Billpay Adoption Rate	10.4%	10.7%	11.1%	11.4%	11.6%	11.9%	12.2%	13.1%
Enterprise Users	13.8	14.0	14.3	14.8	14.7	15.0	15.8	16.6
Notes:
1. In millions except adoption rates.

Online Resources Corporation
Consolidated Statements of Operations
(In thousands, except per share data)

	THREE MONTHS ENDED		TWELVE MONTHS ENDED
	DECEMBER 31,		DECEMBER 31,
	2010	2009	2010	2009
	(Unaudited)		(Unaudited)
Revenues:
Account presentation services	$2,733	$2,321	$9,408	$8,198
Payment services	27,431	28,165	113,007	118,291
Relationship management services	1,909	2,107	8,408	8,162
Professional services and other	5,704	5,653	18,690	17,212

Total revenues	37,777	38,246	149,513	151,863

Expenses:
Cost of revenues	20,547	18,764	78,953	77,260

Gross profit	17,230	19,482	70,560	74,603

General and administrative	8,718	7,576	32,146	31,140
Selling and marketing	4,875	4,796	19,532	20,747
Systems and development	2,498	2,763	9,901	9,394

Total expenses	16,091	15,135	61,579	61,281

Income from operations	1,139	4,347	8,981	13,322

Other income (expense)
Interest income	26	13	65	117
Interest expense	(675)	(965)	(226)	(4,265)
Other income (expense)	66	—	(32)	91

Total other income (expense)	(583)	(952)	(193)	(4,057)

Income before tax provision	556	3,395	8,788	9,265
Income tax provision	130	2,185	3,412	4,135

Net income	426	1,210	5,376	5,130
Preferred stock accretion	2,437	2,347	9,560	9,208

Net income (loss) available to common stockholders	$(2,011)	$(1,137)	$(4,184)	$(4,078)

Net income (loss) available to common stockholders per share:
Basic	$(0.06)	$(0.04)	$(0.14)	$(0.14)
Diluted	$(0.06)	$(0.04)	$(0.14)	$(0.14)

Shares used in calculation of net income (loss) available to common stockholders per share:
Basic	31,264	30,092	30,954	29,947
Diluted	31,264	30,092	30,954	29,947

Online Resources Corporation
Condensed Consolidated Balance Sheets
(In thousands)

	DECEMBER 30,	DECEMBER 31,
	2010	2009
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$29,127	$22,907
Accounts receivable, net	20,410	17,457
Deferred tax asset, current portion	3,893	7,477
Prepaid expenses and other current assets	5,039	4,043

Total current assets	58,469	51,884

Property and equipment, net	25,145	25,561
Deferred tax asset, less current portion	22,536	22,490
Goodwill	181,516	181,516
Intangible assets	14,157	19,972
Deferred implementation costs, less current portion, and other assets	8,762	7,067

Total assets	$310,585	$308,490

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$2,410	$2,008
Accrued expenses	6,293	3,739
Notes payable, senior secured debt, current portion	27,188	8,250
Deferred revenues, current portion, and other current liabilities	8,232	6,820

Total current liabilities	44,123	20,817

Notes payable, senior secured debt, less current portion	9,563	40,500
Deferred revenues, less current portion, and other long-term liabilities	6,956	6,888

Total liabilities	60,642	68,205

Redeemable convertible preferred stock	110,182	100,623

Stockholders’ equity	139,761	139,662

Total liabilities and stockholders’ equity	$310,585	$308,490

Online Resources Corporation
Condensed Consolidated Statements of Cash Flows
(In thousands)

	TWELVE MONTHS ENDED
	DECEMBER 31,
	2010	2009
	(Unaudited)
Operating activities
Net income	$5,376	$5,130
Adjustments to reconcile net loss to net cash provided by operating activities:
Deferred tax expense	3,538	3,568
Depreciation and amortization	19,052	20,236
Equity compensation expense	2,853	4,201
Write off and amortization of debt issuance costs	310	285
Loss on disposal of assets	—	(14)
Provision for losses on accounts receivable	200	77
Loss on investments	—	(91)
Change in fair value of theoretical swap derivative	(1,336)	(106)
Changes in certain other assets and liabilities	(105)	(79)

Net cash provided by operating activities	29,888	33,207
Investing activities
Capital expenditures	(12,741)	(9,260)
Sale of short-term investments	—	2,146

Net cash used in investing activities	(12,741)	(7,114)
Financing activities
Net proceeds from issuance of common stock	1,093	568
Repayment of 2007 notes	(12,000)	(26,687)
Repayment of capital lease obligations	(20)	(36)

Net cash used in financing activities	(10,927)	(26,155)

Net increase (decrease) in cash and cash equivalents	6,220	(62)
Cash and cash equivalents at beginning of year	22,907	22,969

Cash and cash equivalents at end of period	$29,127	$22,907

Online Resources Corporation
Reconciliation of Non-GAAP Measures
(In thousands, except per share data)

	THREE MONTHS ENDED		TWELVE MONTHS ENDED
	DECEMBER 30,		DECEMBER 30,
	2010	2009	2010	2009
	(Unaudited)		(Unaudited)
Reconciliation of ebitda (See Note 1):
Net income	$426	$1,210	$5,376	$5,130
Depreciation and amortization (incl. loss on disposal of assets)	5,069	4,976	19,052	20,222
Interest expense, net	649	952	161	4,148
Income tax provision	130	2,185	3,412	4,135

Ebitda (See Note 1)	$6,274	$9,323	$28,001	$33,635

Reconciliation of adjusted ebitda (See Note 2):
Net income	$426	$1,210	$5,376	$5,130
Depreciation and amortization (incl. loss on disposal of assets)	5,069	4,976	19,052	20,222
Equity compensation expense	756	894	2,851	4,201
Other (income) expense	583	952	193	4,057
Income tax provision	130	2,185	3,412	4,135

Adjusted Ebitda (See Note 2)	$6,964	$10,217	$30,884	$37,745

Reconciliation of core net income (See Note 3 and Note 4):
Net income (loss) available to common stockholders	$(2,011)	$(1,137)	$(4,184)	$(4,078)
Preferred stock accretion related to redemption premium	408	400	1,622	1,590
Change in fair value of theoretical swap derivative	340	(114)	(1,336)	(106)
Change in fair value of mark to market investments	—	—	—	(91)
Change in tax valuation allowance	(59)	2	123	36
Restructuring costs, net of tax	201	—	952	—
Equity compensation expense	756	894	2,851	4,201
Amortization of intangible assets	1,316	1,779	5,949	7,697

Core net income (see Note 3)	$951	$1,824	$5,977	$9,249

Reconciliation of core net income per share (See Note 4):
Diluted net income (loss) available to common stockholders	$(0.06)	$(0.04)	$(0.14)	$(0.14)
Preferred stock accretion related to redemption premium	0.01	0.01	0.05	0.05
Change in fair value of theoretical swap derivative	0.01	—	(0.04)	—
Change in fair value of mark to market investments	—	—	—	—
Change in tax valuation allowance	—	—	—	—
Restructuring costs, net of tax	0.01	—	0.03	—
Equity compensation expense	0.02	0.03	0.09	0.14
Amortization of intangible assets	0.04	0.06	0.19	0.26
Other, including impact of treasury method and rounding	—	—	0.01	(0.02)

Core net income per share	$0.03	$0.06	$0.19	$0.29

Notes:

1.	Ebitda is a non-GAAP measure we define as net income before interest, taxes, depreciation and amortization expense.

2.	Adjusted ebitda is a non-GAAP measure we define as net income before interest, taxes, depreciation and amortization and equity compensation expense and other expense.

3.	Core net income is a non-GAAP measure we define as net income available to common stockholders before the amortization of acquisition-related intangible assets, equity compensation expense, income tax benefit or expense from the change in valuation allowance, income (costs) related to the fair market valuation of certain derivatives and mark to market investments, preferred stock accretion related to the redemption premium and all other non-recurring charges. Some or all of these items may not be applicable in any given reporting period.

4.	Restructuring costs, net of tax consist of severance and consulting costs